                                                                    Exhibit 10.2

                               SECOND AMENDMENT TO
                     CREDIT AGREEMENT AND SECURITY AGREEMENT
                            AND CONSENT OF GUARANTORS



         This SECOND AMENDMENT TO CREDIT AGREEMENT AND SECURITY AGREEMENT AND CONSENT OF GUARANTORS (this "AMENDMENT") is dated as of December 4, 2001, but upon its effectiveness in accordance with its terms shall be effective as of October 28, 2001 and entered into by and among FLEETWOOD ENTERPRISES, INC. ("Fleetwood"), FLEETWOOD HOLDINGS, INC. and its Subsidiaries listed on the signature pages hereof (collectively, "FMC"), FLEETWOOD RETAIL, INC. and its Subsidiaries listed on the signature pages hereof (collectively, "FRC"), the banks and other financial institutions signatory hereto that are parties as Lenders to the Credit Agreement referred to below (the "LENDERS"), and BANK OF AMERICA, N.A., as administrative agent and collateral agent (in such capacity, the "AGENT") for the Lenders.

                                    RECITALS

         WHEREAS, Fleetwood, the Borrowers, the Lenders, and the Agent have entered into that certain Credit Agreement dated as of July 27, 2001, as amended by that certain First Amendment to Credit Agreement and Consent of Guarantors dated as of December __, 2001 (the "CREDIT AGREEMENT"; capitalized terms used in this Amendment without definition shall have the meanings given such terms in the Credit Agreement); and

         WHEREAS, the Borrowers have requested amendments to the Credit Agreement to modify certain covenants and to permit the issuance of additional subordinated Debt; and

         WHEREAS, the Lenders and the Agent are willing to agree to the amendments requested by the Loan Parties, on the terms and conditions set forth in this Amendment;

         NOW THEREFORE, in consideration of the premises and the mutual agreements set forth herein, Fleetwood, the Borrowers, the Lenders, and the Agent agree as follows:

         1. AMENDMENTS TO CREDIT AGREEMENT. Subject to the conditions and upon the terms set forth in this Amendment and in reliance on the representations and warranties of Fleetwood and the Borrowers set forth in this Amendment, the Credit Agreement is hereby amended as follows:

         1.1 AMENDMENTS TO ANNEX A TO CREDIT AGREEMENT (DEFINITIONS). (a) The following definitions in ANNEX A of the Credit Agreement are amended as set forth herein:

         (i) The definition of "APPLICABLE MARGIN" is amended to delete the last complete sentence before the grids and to replace it with the following:

         "The Applicable Margin shall be based on Level IV retroactively from October 28, 2001 until January 27, 2002 and thereafter until delivery of a Pricing Certificate and Financial

         Statements evidencing a need for adjustment under the following grids, and in no event shall Level I be available until delivery of the Financial Statements for the Fiscal Year ending April 28, 2002."

         (ii) The definitions of "FIXED CHARGE COVERAGE RATIO", "FIXED CHARGES", "NEW CAPITAL PROCEEDS", "SUBORDINATED DEBT" and "TRUST SECURITIES" are deleted in their entirety and replaced with the following:

                  "FIXED CHARGE COVERAGE RATIO" means, with respect to any fiscal period, the ratio of (a) the sum of (i) EBITDA; PLUS (ii) any New Capital Proceeds Amount; LESS (iii) the difference (but in no event less than zero) of (x) Federal, state, local and foreign income taxes paid in cash, MINUS (y) to the extent such amounts are included in clause (x), taxes paid in cash as a result of any gain recognized in connection with the Subordinated Debt Exchange and cash tax refunds received in respect of Federal, state, local and foreign income taxes previously paid to (b) Fixed Charges.

                  "FIXED CHARGES" means, with respect to any fiscal period, for Fleetwood on a consolidated basis, without duplication (a) interest expense paid in cash; (b) Capital Expenditures (excluding Capital Expenditures funded with Debt other than the Revolving Loans); (c) scheduled principal payments of Debt; (d) Distributions paid in cash by Fleetwood or the Fleetwood Trust; and (e) without duplication of clause
         (d), payments made in cash on Subordinated Debt.

                  "NEW CAPITAL PROCEEDS" means the amount of cash proceeds received by Fleetwood after the Closing Date from issuance of its Capital Stock, any Subordinated Debentures issued in the Subordinated Debt Exchange or any New Subordinated Debentures, net in each case of
         (A) commissions and other customary transaction costs, fees and expenses properly attributable to such transaction and payable by a Loan Party in connection therewith (other than any amounts payable to an Affiliate), (B) transfer taxes payable in connection with such transaction, and (C) an appropriate reserve for income taxes in accordance with GAAP in connection therewith and, in the case of any issuance of Subordinated Debentures, net of cash payments made in connection with the Subordinated Debt Exchange.

                  "SUBORDINATED DEBT" means the unsecured Debt from time to time outstanding under the Subordinated Debentures and the New Subordinated Debentures and the maximum liability of Fleetwood on any subordinated Guaranty of the Trust Securities.

                  "TRUST SECURITIES" means, collectively, (a) the 6% Convertible Trust Preferred Securities issued by Fleetwood Trust in February 1998, with a liquidation preference of $50 per share, guaranteed on a subordinated unsecured basis by Fleetwood, (b) any convertible preferred securities issued by Fleetwood Trust in exchange therefor in the Subordinated Debt Exchange, (c) any additional securities issued by Fleetwood Trust concurrently with, and having the same terms as, the securities issued in such Subordinated Debt Exchange, and (d) any convertible preferred securities issued by Fleetwood Trust concurrently with the issuance of the New Subordinated Debentures, in each case to the extent and only to the extent that issuance of such securities is permitted under this Agreement.

                  (b) The following definitions are added to ANNEX A of the Credit Agreement in proper alphabetical order:

                  "DAILY BORROWING BASE CERTIFICATE" has the meaning specified in the proviso to SECTION 5.2(L).

                  "FREE CASH FLOW" means, with respect to any fiscal period for Fleetwood on a consolidated basis, (a) EBITDA; PLUS (b) any New Capital Proceeds Amount; plus (c) an amount of not more than $7,350,000 paid or accrued prior to the end of the January 2002 Fiscal Quarter in connection with the settlement of the class action lawsuit BRISTOW ET. AL V. FLEETWOOD ENTERPRISES, INC.; LESS (d) the sum of (i) the difference (but in no event less than zero) of (x) Federal, state, local and foreign income taxes paid in cash MINUS (y) to the extent such amounts are included in clause (x), taxes paid in cash as a result of any gain recognized in connection with the Subordinated Debt Exchange and any cash tax refunds received in respect of Federal, state, local and foreign taxes previously paid; (ii) interest expense paid in cash; (iii) Capital Expenditures (excluding Capital Expenditures funded with Debt other than the Revolving Loans); (iv) scheduled principal payments of Debt; (v) Distributions paid in cash by Fleetwood or the Fleetwood Trust; and (vi) without duplication of clause (v), payments made in cash on the Subordinated Debt.

                  "FIRST AMENDMENT" means the First Amendment to Credit Agreement and Consent of Guarantors dated as of December __, 2001 among Fleetwood, the Borrowers, the Lenders and the Agent.

                  "NEW CAPITAL PROCEEDS AMOUNT" means, with respect to any fiscal period, the net amount of New Capital Proceeds received by the Borrowers in cash during such period but not in excess of $18,000,000 of New Capital Proceeds received from Acqua Wellington Private Placement Fund, Ltd. prior to the effective date of the Second Amendment plus up to an additional $5,000,000 of additional New Capital Proceeds received after the effective date of the Second Amendment.

                  "NEW SUBORDINATED DEBENTURES" means up to $45,000,000 in aggregate principal amount of unsecured, convertible subordinated debentures issued by Fleetwood after the effective date of the Second Amendment, in accordance with SECTION 7.29 (B).

                  "SECOND AMENDMENT" means the Second Amendment to Credit Agreement and Security Agreement and Consent of Guarantors dated as of December ___, 2001 among Fleetwood, the Borrowers, the Lenders and the Agent.

                  "WEEKLY BORROWING BASE CERTIFICATE" has the meaning specified in SECTION 5.2(L).

         1.2 AMENDMENTS TO SECTION 5.2. Section 5.2 of the Credit Agreement is amended to (a) delete SUBSECTION (C) and replace it with the following:

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                  "(c) As soon as available, but in any event no later than 30 days after the end of each fiscal month (other than any month which is also the end of a Fiscal Quarter), consolidated and consolidating (by Business Unit) unaudited balance sheets of Fleetwood and its consolidated Subsidiaries as at the end of such fiscal month, and consolidated and consolidating (by Business Unit) unaudited income statements and consolidated unaudited cash flow statements for Fleetwood and its consolidated Subsidiaries for such fiscal month and for the period from the beginning of the Fiscal Year to the end of such fiscal month, all in reasonable detail, fairly presenting the financial position and results of operations of Fleetwood and its consolidated Subsidiaries as at the date thereof and for such periods, and, in each case, in comparable form, figures for the corresponding period in the budget of Fleetwood and its Subsidiaries and, beginning with the financial statements for November 2002, for the corresponding period in the prior Fiscal Year, and prepared in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to SECTION 5.2(A). Fleetwood shall certify by a certificate signed by its chief financial officer or chief accounting officer that all such statements have been prepared in accordance with GAAP and present fairly the financial position of Fleetwood and its Subsidiaries as at the dates thereof and its results of operations for the periods then ended, subject to normal year-end adjustments and the absence of footnotes required by GAAP."

         1.3 AMENDMENT TO SECTION 7.10. SECTION 7.10(A)(III) is amended to add "and the New Subordinated Debentures" after "Subordinated Debentures."

         1.4 AMENDMENT TO SECTION 7.23. Section 7.23 of the Credit Agreement is amended to delete the chart contained therein and to replace it with the following:


    PERIOD                  FIXED CHARGE
    ENDING                 COVERAGE RATIO
-----------------------    ---------------
On the last Sunday in         1.10:1
     October 2002
----------------------- --------------------
On the last Sunday in         1.15:1
     January 2003
----------------------- --------------------
On the last Sunday in         1.25:1
 April 2003 and each
    Fiscal Quarter
      thereafter
----------------------- --------------------

         1.5 AMENDMENT TO SECTION 7.24 SECTION 7.24 of the Credit Agreement is deleted in its entirety and replaced with the following:

         "7.24 FREE CASH FLOW. On a consolidated basis, Fleetwood shall have Free Cash Flow, calculated for the periods set forth below, of at least the amounts set forth below opposite each such Fiscal Quarter:

               PERIOD                            FREE CASH FLOW

   Fiscal Quarter ended on the last               $(5,000,000)
   Sunday in October 2001

  Two Fiscal Quarters ended on the                $(21,000,000)
  last Sunday in January 2002

 Three Fiscal Quarters ended on the               $(14,000,000)
 last Sunday in April 2002

  Four Fiscal Quarters ended on the               $(3,000,000)
  last Sunday in July 2002

         1.6 AMENDMENT TO SECTION 7.29. SECTION 7.29 is amended to renumber the existing section as subsection (a), to delete the reference to "one hundred and fifty percent (150%)" in clause (iii) of the PROVISO and replace it with "one hundred sixty-three percent (163%)" and to add a new subsection (b) to read as follows:

         "(b) In addition to the Subordinated Debt Exchange, after the effective date of the Second Amendment, Fleetwood may issue New Subordinated Debentures if (i) the amount of the aggregate annual payments with respect to the Subordinated Debt, after giving effect to such issuance, does not exceed one hundred sixty-three percent (163%) of the amount of the aggregate annual payments with respect to Subordinated Debt on the Closing Date; (ii) the rate of interest for the New Subordinated Debentures does not exceed twelve percent (12%); (iii) the ability of Fleetwood to defer cash payments on the New Subordinated Debentures and of Fleetwood Trust to defer payments on the Trust Securities is no less favorable than those contained in the Subordinated Debt on the Closing Date (PROVIDED, that the ability to make payments with the issuance of new securities shall be treated as deferral of cash payments for purposes of this clause (iii)) and the subordination terms of the New Subordinated Debentures and any related Trust Securities are no less favorable to the Lenders than those contained in the Subordinated Debt on the Closing Date and (iv) other than as approved by the Majority Lenders in the August 29, 2001 letter with respect to the Subordinated Debt Exchange, all other terms of such New Subordinated Debentures are acceptable to the Majority Lenders. Fleetwood will not, and will not permit any of its Subsidiaries to, make any cash payments or prepayments with respect to the New Subordinated Debentures other than, so long as no Default or Event of Default has occurred and is continuing on the date of payment, both before and after giving effect to such payment, and so long as Fleetwood has not elected to defer payment in accordance with the New Subordinated Debentures, payments of interest when due under the terms of the New Subordinated Debentures (without acceleration); PROVIDED that payment under this sentence shall not duplicate payments made under SECTION 7.10(A)(III)."

         1.7 DELETION OF SECTION 13.19; AMENDMENT OF SCHEDULE 1.2. SECTION 13.19 of the Credit Agreement is deleted in its entirety and SCHEDULE 1.2 of the Credit Agreement is deleted and replaced with SCHEDULE 1.2 attached hereto.

         2. AMENDMENT TO SECURITY AGREEMENT. Section 9 of the Security Agreement is amended to delete CLAUSE (A) in its entirety and to replace it with the following:

         "(a) at the times specified in SECTION 5.2(L) of the Credit Agreement, a schedule of the Borrowers' Accounts created, credits given, cash collected and other adjustments to Accounts since the last such schedule, together with a Borrowing Base Certificate;"

         3. ADDITIONAL COVENANTS.

         3.1 (a) The Loan Parties have engaged Triple Net Advisors ("REAL ESTATE CONSULTANT") to advise them with respect to real estate finance matters, including sale/leaseback and mortgage transactions. On or before December 31, 2001, Fleetwood and Borrowers shall have entered into an engagement letter with the Real Estate Consultant, with a scope of engagement acceptable to Agent. Without limiting the rights of Agent and the Lenders under the Loan Documents, the Loan Parties shall direct and authorize the Real Estate Consultant, and all of the Loan Parties' officers, to disclose fully to Agent and Lenders, and any advisors engaged by Agent or its counsel, all information reasonably requested by Agent or such advisors regarding the matters on which such Real Estate Consultant has been engaged. The Loan Parties waive, and release the Real Estate Consultant from, the terms of any confidentiality agreement with any Loan Party for the sole purpose of permitting such Real Estate Consultant to provide information to Agent and Lenders and any advisors engaged by Agent or its counsel. The Loan Parties shall, and hereby do, authorize and direct the Real Estate Consultant to communicate freely and directly with Agent and Lenders and advisors engaged by Agent or its counsel, without the involvement of any Loan Party if requested by Agent, to advise Agent and Lenders of the status and results of their engagement by the Loan Parties and to provide Agent and Lenders with any written report or proposal related to the scope of such engagement.. Any failure by any Loan Party to cure or to deliver to Agent and Lenders the information required hereby, or to use its best efforts to cause the Real Estate Consultant to cure, any breach of the covenant contained herein within five (5) Business Days after written notice of such breach, shall constitute an Event of Default.

         (b) In addition to the Real Estate Consultant, the Loan Parties have engaged Bain & Company ("BAIN") with respect to all other finance matters. On or before December 31, 2001, Fleetwood and Borrowers shall have entered into an engagement letter with Bain, with a scope of engagement acceptable to Agent. Without limiting the rights of Agent and the Lenders under the

Loan Documents, the Loan Parties shall direct and authorize Bain, and all of the Loan Parties' officers, with the participation of and in the presence of the Loan Parties, to disclose fully to Agent and Lenders, and any advisors engaged by Agent or its counsel, all information reasonably requested by Agent or such advisors with respect to the Loan Parties' affairs and/or business operations, the Collateral or other matters within the scope of Bain's engagement and provide Agent and Lenders with any written report or proposal of Bain related to such matters. The Loan Parties waive, and release Bain from, the terms of any confidentiality agreement with any Loan Party for the sole purpose of permitting Bain to provide information to Agent and Lenders and any advisor engaged by Agent or its counsel. Any failure by any Loan Party to cure or to deliver to Agent and Lenders the information required hereby, or to use best efforts to cause Bain to cure, any breach of the covenant contained herein within five (5) Business Days after written notice of such breach, shall constitute an Event of Default.

         (c) Without limiting the rights of Agent and Lenders under the Loan Documents, the Loan Parties acknowledge and consent to the retention by or on behalf of Agent or its counsel of independent consultants and advisors ("ADVISORS") to, among other things, consult with the Real Estate Consultant and Bain and analyze reports and proposals and to provide other consultant and advisory services reasonably requested by the Agent, its counsel or the Lenders relating to the Loan Parties' affairs, finances, financial condition, prospects and/or business operations, the Collateral and the ability of the Loan Parties to repay the Obligations. The Loan Parties jointly and severally agree to pay or to reimburse the Lenders and the Agent on demand for all reasonable fees, costs and expenses of the Advisors and acknowledge that such fees, costs and expenses shall constitute part of the Obligations secured by the Collateral. The Loan Parties further acknowledge and agree that the Agent may elect to maintain the confidentiality of all analyses, reports and advice of such Advisors so as to be covered by attorney work product or other privileges, and consequently such matters would be exempt from disclosure to the Loan Parties. The Loan Parties shall cooperate fully with the Advisors, and cause the Real Estate Consultant and Bain to cooperate with the Advisors and provide the information required by this Section 3.1, and upon reasonable notice from Agent make the officers of the Loan Parties available to the Advisors to provide information reasonably requested by Agent, its counsel or such Advisors in order to provide the services described in this subsection (c).

         3.2 Any cash payments made to settle the class action lawsuit BRISTOW ET AL VS. FLEETWOOD ENTERPRISES, INC. shall be paid with funds from Excluded Subsidiaries or from New Capital Proceeds not contributed to Borrowers (and therefore excluded from the New Capital Proceeds Amount).

         4. REPRESENTATIONS AND WARRANTIES OF FLEETWOOD AND THE BORROWERS. In order to induce the Lenders and the Agent to enter into this Amendment, each of Fleetwood and each Borrower represents and warrants to each Lender, the Issuing Bank and the Agent that the following statements are true, correct and complete:

         4.1 POWER AND AUTHORITY. Each of the Loan Parties has all corporate power and authority to enter into this Amendment and, as applicable, the Consent of Guarantors attached hereto (the "Consent"), and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, the Credit Agreement and Security Agreement.

         4.2 CORPORATE ACTION. The execution and delivery of this Amendment and the Consent and the performance of the obligations of each Loan Party under or in respect of the Credit Agreement and Security Agreement as amended hereby have been duly authorized by all necessary corporate action on the part of each of the Loan Parties.

         4.3 NO CONFLICT OR VIOLATION OR REQUIRED CONSENT OR APPROVAL. The execution and delivery of this Amendment and the Consent and the performance of the obligations of each Credit Party under or in respect of the Credit Agreement and Security Agreement as amended hereby do not and will not conflict with or violate (a) any provision of the governing documents of any Loan Party or any of its Subsidiaries, (b) any Requirement of Law, (c) any order, judgment or decree of any court or other governmental agency binding on any Loan Party or any of its Subsidiaries, or (d) any indenture, agreement or instrument to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries, or any property of any of them, is bound, and do not and will not require any consent or approval of any Person.

         4.4 EXECUTION, DELIVERY AND ENFORCEABILITY. This Amendment and the Consent have been duly executed and delivered by each Loan Party which is a party thereto and are the legal, valid and binding obligations of such Loan Party, enforceable in accordance with their terms, except as enforceability may be affected by applicable bankruptcy, insolvency, and similar proceedings affecting the rights of creditors generally, and general principles of equity. The Agent's Liens in the Collateral continue to be valid, binding and enforceable first priority Liens which secure the Obligations.

         4.5 NO DEFAULT OR EVENT OF DEFAULT. No event has occurred and is continuing or will result from the execution and delivery of this Amendment or the Consent that would constitute a Default or an Event of Default.

         4.6 NO MATERIAL ADVERSE EFFECT. No event has occurred that has resulted, or could reasonably be expected to result, in a Material Adverse Effect.

         4.7 REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties contained in the Loan Documents is and will be true and correct in all material respects on and as of the date hereof and as of the effective date of this Amendment, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

         5. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall be effective only if and when signed by, and when counterparts hereof shall have been delivered to the Agent (by hand delivery, mail or telecopy) by, Fleetwood, the Borrowers and Majority Lenders and only if and when each of the following conditions is satisfied:

         5.1 EFFECTIVENESS OF FIRST AMENDMENT. The First Amendment is effective pursuant to the terms thereof on or prior to the effectiveness of the date hereof.

         5.2 CONSENT OF GUARANTORS. Each of the Guarantors shall have executed and delivered to the Agent the Consent.

         5.3 NO DEFAULT OR EVENT OF DEFAULT; ACCURACY OF REPRESENTATIONS AND WARRANTIES. No Default or Event of Default shall exist and each of the representations and warranties made by the Loan Parties herein and in or pursuant to the Loan Documents shall be true and correct in all material respects as if made on and as of the date on which this Amendment becomes effective (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct as of such earlier date), and the Borrowers shall have delivered to the Agent a certificate confirming such matters.

         5.4 FEES AND EXPENSES. The Borrowers shall have paid to the Agent all fees and expenses incurred in connection with this Amendment, including those fees owing under the fee letter of even date herewith.

         5.5 OTHER DOCUMENTS. The Agent shall have received such documents as the Agent may reasonably request in connection with this Amendment.

         6. EFFECT OF AMENDMENT; RATIFICATION. This Amendment is a Loan Document. From and after the date on which this Amendment becomes effective, all references in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby and all references to the Security Agreement shall mean the Security Agreement as amended hereby. Except as expressly amended hereby or waived herein, the Credit Agreement, the Security Agreement and the other Loan Documents, including the Liens granted thereunder, shall remain in full force and effect, and all terms and provisions thereof are hereby ratified and confirmed. Each of Fleetwood and the Borrowers confirms that as amended hereby, each of the Loan Documents is in full force and effect, and that none of the Credit Parties has any defenses, setoffs or counterclaims to its Obligations.

         7. APPLICABLE LAW. THE VALIDITY, INTERPRETATIONS AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS AND DECISIONS OF THE STATE OF CALIFORNIA; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

         8. COMPLETE AGREEMENT. This Amendment sets forth the complete agreement of the parties in respect of any amendment to any of the provisions of any Loan Document or any waiver thereof. The execution, delivery and effectiveness of this Amendment do not constitute a waiver of any Default or Event of Default, amend or modify any provision of any Loan Document except as expressly set forth herein or constitute a course of dealing or any other basis for altering the Obligations of any Loan Party.

         9. CAPTIONS; COUNTERPARTS. The catchlines and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), all of which taken together shall constitute but one and the same instrument.

         [signatures follow; remainder of page intentionally left blank]

         IN WITNESS WHEREOF, each of the undersigned has duly executed this Second Amendment to Credit Agreement and Security Agreement as of the date set forth above.


FMC BORROWERS              FLEETWOOD HOLDINGS INC.

                           FLEETWOOD HOMES OF ARIZONA, INC.

                           FLEETWOOD HOMES OF CALIFORNIA, INC.

                           FLEETWOOD HOMES OF FLORIDA, INC.

                           FLEETWOOD HOMES OF GEORGIA, INC.

                           FLEETWOOD HOMES OF IDAHO, INC.

                           FLEETWOOD HOMES OF INDIANA, INC.

                           FLEETWOOD HOMES OF KENTUCKY, INC.

                           FLEETWOOD HOMES OF NORTH CAROLINA, INC.

                           FLEETWOOD HOMES OF OREGON, INC.

                           FLEETWOOD HOMES OF PENNSYLVANIA, INC.

                           FLEETWOOD HOMES OF TENNESSEE, INC.

                           FLEETWOOD HOMES OF TEXAS, L.P.
                           By:  FLEETWOOD GENERAL PARTNER
                           OF TEXAS, INC., its General Partner

                           FLEETWOOD HOMES OF VIRGINIA, INC.

                           FLEETWOOD HOMES OF WASHINGTON, INC.

                           FLEETWOOD MOTOR HOMES OF CALIFORNIA, INC.

                           FLEETWOOD MOTOR HOMES OF INDIANA, INC.

                           FLEETWOOD MOTOR HOMES OF PENNSYLVANIA, INC.

                           FLEETWOOD TRAVEL TRAILERS OF CALIFORNIA, INC.

                           FLEETWOOD TRAVEL TRAILERS OF INDIANA, INC.

                           FLEETWOOD TRAVEL TRAILERS OF KENTUCKY, INC.

                           FLEETWOOD TRAVEL TRAILERS OF MARYLAND, INC.

                           FLEETWOOD TRAVEL TRAILERS OF OHIO, INC.

                           FLEETWOOD TRAVEL TRAILERS OF OREGON, INC.

                           FLEETWOOD TRAVEL TRAILERS OF TEXAS, INC.

                           FLEETWOOD FOLDING TRAILERS, INC.

                           GOLD SHIELD, INC.

                           GOLD SHIELD OF INDIANA, INC.

                           HAUSER LAKE LUMBER OPERATION, INC.

                           CONTINENTAL LUMBER PRODUCTS, INC.

                           FLEETWOOD GENERAL PARTNER OF TEXAS, INC.

                           FLEETWOOD HOMES INVESTMENT, INC.


                           By:      /s/ Boyd. R. Plowman
                           Name:    Boyd. R. Plowman
                           Title:   Senior Vice President and Chief Financial
                                    Officer

FRC BORROWERS                   FLEETWOOD RETAIL CORP.

                                FLEETWOOD RETAIL CORP. OF CALIFORNIA

                                FLEETWOOD RETAIL CORP. OF IDAHO

                                FLEETWOOD RETAIL CORP. OF KENTUCKY

                                FLEETWOOD RETAIL CORP. OF MISSISSIPPI

                                FLEETWOOD RETAIL CORP. OF NORTH CAROLINA

                                FLEETWOOD RETAIL CORP. OF OREGON

                                FLEETWOOD RETAIL CORP. OF VIRGINIA


                                By:      /s/ Boyd. R. Plowman
                                Name:    Boyd R. Plowman
                                Title:   Senior Vice President and Chief
                                         Financial Officer


GUARANTOR                    FLEETWOOD ENTERPRISES, INC., as the Guarantor


                             By:      /s/ Boyd. R. Plowman
                             Name:    Boyd R. Plowman
                             Title:   Senior Vice President and Chief Financial
                                      Officer

                             BANK OF AMERICA, N.A., as the Agent and
                             a Lender


                             By:      /s/ Kevin R. Kelly
                             Name:    Kevin R. Kelly
                             Title:   Vice President

                             CITICORP USA, INC., AS A LENDER


                             By:      /s/ James J. McCarthy
                             Name:    James J. McCarthy
                             Title:   Vice President

                             HELLER FINANCIAL, INC., as a Lender


                             By:     /s/ Angela J. Harman
                             Name:   Angela J. Harman
                             Title:  Vice President

                            THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender


                             By:     /s/ Dale George
                             Name:   Dale George
                             Title:  Vice President

                             FOOTHILL CAPITAL CORPORATION, as a Lender



                             By:      /s/ Juan Barrera
                             Name:    Juan Barrera
                             Title:   Assistant Vice President

                              GMAC COMMERCIAL CREDIT LLC, as a Lender



                             By:     /s/ Sangson Kim
                             Name:   Sangson Kim
                             Title:  Vice President

                              CONSENT OF GUARANTORS


Each of the undersigned is a Guarantor of the Obligations of the FMC Borrowers and/or FRC Borrowers under the Credit Agreement and hereby (a) consents to the foregoing Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and the Guaranties continue in full force and effect, and (c) ratifies its Guaranty and each of the Loan Documents to which it is a party.

                  IN WITNESS WHEREOF, each of the undersigned has executed and delivered this CONSENT OF GUARANTORS as of the 4th day of December, 2001.

FMC BORROWERS               FLEETWOOD HOLDINGS INC.

                            FLEETWOOD HOMES OF ARIZONA, INC.

                            FLEETWOOD HOMES OF CALIFORNIA, INC.

                            FLEETWOOD HOMES OF FLORIDA, INC.

                            FLEETWOOD HOMES OF GEORGIA, INC.

                            FLEETWOOD HOMES OF IDAHO, INC.

                            FLEETWOOD HOMES OF INDIANA, INC.

                            FLEETWOOD HOMES OF KENTUCKY, INC.

                            FLEETWOOD HOMES OF NORTH CAROLINA, INC.

                            FLEETWOOD HOMES OF OREGON, INC.

                            FLEETWOOD HOMES OF PENNSYLVANIA, INC.

                            FLEETWOOD HOMES OF TENNESSEE, INC.

                            FLEETWOOD HOMES OF TEXAS, L.P.
                            By:      FLEETWOOD GENERAL PARTNER
                                     OF TEXAS, INC., its General Partner


                                    Consent
                                      S-1

                            FLEETWOOD HOMES OF VIRGINIA, INC.

                            FLEETWOOD HOMES OF WASHINGTON, INC.

                            FLEETWOOD MOTOR HOMES OF CALIFORNIA, INC.

                            FLEETWOOD MOTOR HOMES OF INDIANA, INC.

                            FLEETWOOD MOTOR HOMES OF PENNSYLVANIA, INC.

                            FLEETWOOD TRAVEL TRAILERS OF CALIFORNIA, INC.

                            FLEETWOOD TRAVEL TRAILERS OF INDIANA, INC.

                            FLEETWOOD TRAVEL TRAILERS OF KENTUCKY, INC.

                            FLEETWOOD TRAVEL TRAILERS OF MARYLAND, INC.

                            FLEETWOOD TRAVEL TRAILERS OF OHIO, INC.

                            FLEETWOOD TRAVEL TRAILERS OF OREGON, INC.

                            FLEETWOOD TRAVEL TRAILERS OF TEXAS, INC.

                            FLEETWOOD FOLDING TRAILERS, INC.

                            GOLD SHIELD, INC.

                            GOLD SHIELD OF INDIANA, INC.

                            HAUSER LAKE LUMBER OPERATION, INC.

                            CONTINENTAL LUMBER PRODUCTS, INC.

                                    Consent
                                      S-2

                            FLEETWOOD GENERAL PARTNER OF TEXAS, INC.

                            FLEETWOOD HOMES INVESTMENT, INC.




                            By:      /s/ Boyd. R. Plowman
                            Name:    Boyd. R. Plowman
                            Title:   Senior Vice President and Chief Financial
                                     Officer


                                    Consent
                                      S-3

FRC BORROWERS                  FLEETWOOD RETAIL CORP.

                               FLEETWOOD RETAIL CORP. OF CALIFORNIA

                               FLEETWOOD RETAIL CORP. OF IDAHO

                               FLEETWOOD RETAIL CORP. OF KENTUCKY

                               FLEETWOOD RETAIL CORP. OF MISSISSIPPI

                               FLEETWOOD RETAIL CORP. OF NORTH CAROLINA

                               FLEETWOOD RETAIL CORP. OF OREGON

                               FLEETWOOD RETAIL CORP. OF VIRGINIA


                               By:      /s/ Boyd. R. Plowman
                               Name:    Boyd R. Plowman
                               Title:   Senior Vice President and Chief
                                        Financial Officer


OTHER GUARANTORS            FLEETWOOD ENTERPRISES, INC.
                            FLEETWOOD CANADA LTD.
                            BUCKINGHAM DEVELOPMENT CO.
                            FLEETWOOD INTERNATIONAL INC.


                            By:      /s/ Boyd. R. Plowman
                            Name:    Boyd R. Plowman
                            Title:   Senior Vice President and Chief Financial
                                     Officer


                                    Consent

                                  SCHEDULE 1.2

                              LENDERS' COMMITMENTS


                                            REVOLVING                           TERM LOAN
         LENDER                          CREDIT COMMITMENT                      COMMITMENT
BANK OF AMERICA, N.A.                    $40,000,000                            $10,000,000
HELLER FINANCIAL, INC.                   $25,000,000                            $10,000,000
CITICORP USA, INC.                       $50,000,000                            0
THE CIT GROUP/ BUSINESS CREDIT, INC.     $30,000,000                            0
FOOTHILL CAPITAL CORPORATION             $30,000,000                            0
GMAC COMMERCIAL CREDIT LLC               $15,000,000                            $10,000,000
TOTAL